Exhibit 99.1
Roblox Reports First Quarter 2023 Financial Results
Strong year over year growth in Daily Active Users, Hours Engaged, Revenue, and Bookings
SAN MATEO, Calif., May 10, 2023 - Roblox Corporation (NYSE: RBLX), a global platform bringing millions of people together through shared experiences, released its first quarter 2023 financial and operational results today. Separately, Roblox posted a letter to shareholders and supplemental materials on the Roblox investor relations website at ir.roblox.com.
First Quarter 2023 Financial and Operational Highlights
•Revenue was $655.3 million, up 22% year-over-year1, and up 24% year-over-year on a constant currency basis2
•Bookings were $773.8 million, up 23% year-over-year, and up 25% year-over-year on a constant currency basis2
•Net loss attributable to common stockholders was $268.3 million
•Net cash provided by operating activities was $173.8 million
•Average Daily Active Users (“DAUs”) were 66.1 million, up 22% year-over-year
•Hours engaged were 14.5 billion, up 23% year-over-year
•Average bookings per DAU (“ABPDAU”) was $11.70, flat year-over-year, and up 2% year-over-year on a constant currency basis2
“Since inception we have focused on building a technology platform that enables a large and growing community of creators to build amazing experiences,” said David Baszucki, founder and CEO of Roblox. “The momentum in our business demonstrates the success of our creator community as they bring their visions to life on Roblox, attracting an ever-growing global user base that spans all ages.”
“In Q1 2023 we delivered strong performance across our core operating and financial metrics,” said Michael Guthrie, chief financial officer of Roblox. “Now that we are generating high rates of year-over-year bookings growth, we can now moderate our rate of investment in headcount and infrastructure thereby generating operating leverage. We also expect to see more of our bookings processed through credit cards and prepaid cards which will also have a positive impact on margins.”
Earnings Q&A Session
Roblox will host a live Q&A session to answer questions regarding their first quarter 2023 results on Wednesday, May 10, 2023 at 5:30 a.m. Pacific Time/8:30 a.m. Eastern Time. The webcast will be open to the public at ir.roblox.com or by clicking here.
1 During the first quarter of 2022, the Company updated its paying user life estimate from 23 months to 25 months. Subsequently, in the third quarter of 2022, our estimated user life changed to 28 months, where it remained for the first quarter of 2023. Based on the carrying amount of deferred revenue as of December 31, 2021, the change from 23 months to 25 months resulted in a $82.5 million decrease in revenue during the first quarter of 2022.
2 Constant currency is calculated by converting our current period revenue, bookings and ABPDAU into U.S. dollars using the comparative prior period’s monthly exchange rates for our non-USD currencies, rather than the actual average exchange rates in effect during the current period. By adjusting revenue, bookings and ABPDAU for constant currency, we are able to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our vision to connect our users, our efforts to improve the Roblox Platform, our business, product, strategy and user growth, our investment strategy, including our opportunities for and expectations of improvements in financial and operating metrics, our expectation of successfully executing such strategies and plans, disclosures and future growth rates, and our expectations of future net losses and net cash generation from operating activities, and statements by our Chief Executive Officer and Chief Financial Officer. These forward-looking statements are made as of the date they were first issued and were based on current plans, expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management. Words such as “expect,” “vision,” “anticipate,” “maintain,” “should,” “believe,” “continue,” “plan,” “opportunity,” “estimate,” “predict,” “evolve,” “may,” “will,” “could,” and “would,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to risks detailed in our filings with the Securities and Exchange Commission (the “SEC”), including our annual reports on Form 10-K, our quarterly reports on Form 10-Q and other filings and reports we make with the SEC from time to time. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: our ability to successfully execute our business and growth strategy; the sufficiency of our cash and cash equivalents to meet our liquidity needs; the impact of our senior notes and any future indebtedness on our business, financial condition and results of operations; the demand for our platform in general; our ability to increase our number of new users and revenue generated from users; our ability to retain and expand our user base; the impact of the COVID-19 pandemic and other macro economic trends (including currency exchange rates, inflation and financial conditions affecting the banking industry) on our business and the easing of restrictions related to the COVID-19 pandemic; the impact of changing legal and regulatory requirements on our business; the fluctuation of our results of operations and our key business measures on a quarterly basis in future periods, including as a result of changes in our accounting estimates; our ability to successfully develop and deploy new technologies to address the needs of our users; our ability to maintain and enhance our brand and reputation; our ability to hire and retain talent; news or social media coverage about Roblox, including but not limited to coverage that presents, or relies on, inaccurate, misleading, incomplete, or otherwise damaging information; any breach or access to user or third-party data; and our ability to maintain the security and availability of our platform. Additional information regarding these and other risks and uncertainties that could cause actual results to differ materially from our expectations is included in the reports we have filed or will file with the SEC, including our annual reports on Form 10-K and our quarterly reports on Form 10-Q.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, we undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

ROBLOX CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par values)
(unaudited)

	As of
	March 31, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$828,129	$2,977,474
Short-term investments	1,412,862	—
Accounts receivable—net of allowances	265,246	379,353
Prepaid expenses and other current assets	76,307	61,641
Deferred cost of revenue, current portion	435,528	420,136
Total current assets	3,018,072	3,838,604
Long-term investments	850,929	—
Property and equipment—net	688,341	592,346
Operating lease right-of-use assets	492,686	526,030
Deferred cost of revenue, long-term	229,877	225,132
Intangible assets, net	50,739	54,717
Goodwill	134,335	134,335
Other assets	6,481	4,323
Total assets	$5,471,460	$5,375,487
Liabilities and Stockholders’ equity
Current liabilities:
Accounts payable	$120,256	$71,182
Accrued expenses and other current liabilities	247,949	236,006
Developer exchange liability	227,839	231,704
Deferred revenue—current portion	2,037,696	1,941,943
Total current liabilities	2,633,740	2,480,835
Deferred revenue—net of current portion	1,123,321	1,095,291
Operating lease liabilities	467,187	494,590
Long-term debt, net	989,308	988,984
Other long-term liabilities	12,722	10,752
Total liabilities	5,226,278	5,070,452
Stockholders’ equity
Common stock, $0.0001 par value; 5,000,000 authorized as of March 31, 2023 and December 31, 2022, 610,487 and 604,674 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively; Class A common stock—4,935,000 shares authorized as of March 31, 2023 and December 31, 2022, respectively, 560,401 and 553,337 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively; Class B common stock—65,000 shares authorized as of March 31, 2023 and December 31, 2022, respectively, 50,086 and 51,337 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively
	60	59
Additional paid-in capital	2,424,340	2,213,603
Accumulated other comprehensive income	62	671
Accumulated deficit	(2,176,620)	(1,908,307)
Total Roblox Corporation Stockholders’ equity	247,842	306,026
Noncontrolling interests	(2,660)	(991)
Total Stockholders’ equity	245,182	305,035
Total Liabilities and Stockholders’ equity	$5,471,460	$5,375,487

ROBLOX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2023	2022
Revenue(1)	$655,344	$537,134
Cost and expenses:
Cost of revenue(1)(2)	151,841	135,632
Developer exchange fees	182,440	147,122
Infrastructure and trust & safety	211,044	141,355
Research and development	275,537	177,762
General and administrative	97,574	57,772
Sales and marketing	26,755	29,102
Total cost and expenses	945,191	688,745
Loss from operations	(289,847)	(151,611)
Interest income	31,082	245
Interest expense	(10,012)	(9,999)
Other income/(expense), net	(440)	(379)
Loss before income taxes	(269,217)	(161,744)
Provision for/(benefit from) income taxes	731	276
Consolidated net loss	(269,948)	(162,020)
Net loss attributable to the noncontrolling interest	(1,635)	(1,818)
Net loss attributable to common stockholders	$(268,313)	$(160,202)
Net loss per share attributable to common stockholders, basic and diluted	$(0.44)	$(0.27)
Weighted-average shares used in computing net loss per share attributable to common stockholders—basic and diluted	606,637	588,521
(1)In the first quarter of 2022, our estimated user life changed from 23 months to 25 months. Subsequently, in the third quarter of 2022, our estimated user life changed to 28 months, where it remained for the first quarter of 2023. Based on the carrying amount of deferred revenue and deferred cost of revenue as of December 31, 2021, the change from 23 months to 25 months resulted in a $82.5 million decrease in revenue during the three months ended March 31, 2022 and a $19.6 million decrease in cost of revenue during the same period.
(2)Depreciation of servers and infrastructure equipment included in infrastructure and trust & safety.

ROBLOX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities:
Consolidated net loss	$(269,948)	$(162,020)
Adjustments to reconcile net loss including noncontrolling interests to net cash and cash equivalents provided by operations:
Depreciation and amortization	47,412	24,497
Stock-based compensation expense	184,904	112,295
Operating lease non-cash expense	21,244	13,997
(Accretion)/amortization on marketable securities, net	(12,122)	—
Amortization of debt issuance costs	324	311
Impairment expense, (gain)/loss on investment and other asset sales, and other, net	8,236	(567)
Changes in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable	113,193	128,183
Accounts payable	18,307	(3,768)
Prepaid expenses and other current assets	(8,359)	(10,940)
Other assets	(2,158)	(435)
Developer exchange liability	(3,865)	(14,090)
Accrued expenses and other current liabilities	(17,004)	(2,066)
Other long-term liability	1,970	—
Operating lease liabilities	(11,999)	(11,709)
Deferred revenue	123,783	96,797
Deferred cost of revenue	(20,137)	(14,049)
Net cash and cash equivalents provided by operating activities	173,781	156,436
Cash flows from investing activities:
Acquisition of property and equipment	(91,359)	(51,790)
Purchases of investments	(2,340,200)	—
Sales of investments	84,279	—
Purchases of intangible assets	(500)	—
Net cash and cash equivalents used in investing activities	(2,347,780)	(51,790)
Cash flows from financing activities:
Proceeds from issuance of common stock	25,472	24,328
Payment of withholding taxes related to net share settlement of restricted stock units	—	(150)
Payment of debt issuance cost	—	(154)
Payments related to business combination, after acquisition date	(750)	—
Net cash and cash equivalents provided by financing activities	24,722	24,024
Effect of exchange rate changes on cash and cash equivalents	(68)	(6)
Net increase/(decrease) in cash and cash equivalents	(2,149,345)	128,664
Cash and cash equivalents
Beginning of period	2,977,474	3,004,300
End of period	$828,129	$3,132,964

Use of Non-GAAP Financial Measures
This press release and the accompanying table contain the non-GAAP financial measure bookings.
We use this non-GAAP financial information to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial information may be helpful to investors because it provides consistency and comparability with past financial performance.
Bookings is defined as revenue plus the change in deferred revenue during the period and other non-cash adjustments. Substantially all of our bookings are generated from sales of virtual currency, which can be converted to virtual items on the Roblox Platform. Sales of virtual currency reflected as bookings include one-time purchases or monthly subscriptions purchased via payment processors or through prepaid cards. Bookings also include an insignificant amount from advertising and licensing arrangements. We believe bookings provide a timelier indication of trends in our operating results that are not necessarily reflected in our revenue as a result of the fact that we recognize the majority of revenue over the estimated average lifetime of a paying user. The change in deferred revenue constitutes the vast majority of the reconciling difference from revenue to bookings. By removing these non-cash adjustments, we are able to measure and monitor our business performance based on the timing of actual transactions with our users and the cash that is generated from these transactions.
Non-GAAP financial measures have limitations in their usefulness to investors because they have no standardized meaning prescribed by GAAP and are not prepared under any comprehensive set of accounting rules or principles. In addition, other companies, including companies in our industry, may calculate similarly titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial information as a tool for comparison. As a result, our non-GAAP financial information is presented for supplemental informational purposes only and should not be considered in isolation from, or as a substitute for financial information presented in accordance with GAAP.
A reconciliation table of the most comparable GAAP financial measure to each non-GAAP financial measure used in this press release is included at the end of this release. We encourage investors and others to review our business, results of operations, and financial information in their entirety, not to rely on any single financial measure, and to view these non-GAAP measures in conjunction with the most directly comparable GAAP financial measure.
The following table presents a reconciliation of revenue, the most directly comparable financial measure calculated in accordance with GAAP, to bookings, for each of the periods presented:

	Three Months Ended March 31,
	2023	2022

	(dollars in thousands)
Reconciliation of revenue to bookings:
Revenue	$655,344	$537,134
Add (deduct):
Change in deferred revenue	123,783	96,797
Other	(5,308)	(2,725)
Bookings	$773,819	$631,206

About Roblox
Roblox’s mission is to connect a billion people with optimism and civility. Every day, tens of millions of people around the world have fun with friends as they explore millions of immersive digital experiences. All of these experiences are built by the Roblox community, made up of millions of creators. We believe in building a safe, civil, and diverse community—one that inspires and fosters creativity and positive relationships between people around the world. For more information, please visit corp.roblox.com.
CONTACTS
Stefanie Notaney
Roblox Corporate Communications
press@roblox.com
ROBLOX and the Roblox logo are among the registered and unregistered trademarks of Roblox Corporation in the United States and other countries. © 2023 Roblox Corporation. All rights reserved.
Source: Roblox Corporation